                                                                    EXHIBIT 99.1

   BANC ONE CREDIT CARD MASTER TRUST - SERIES ALLOCATION REPORT

   Distribution Date of:               15-Jun-00  For the Monthly Period Ending:   31-May-00  Days in Interest Period (30/360)    30
   Determined as of:                   09-Jun-00  Monthly Period                          67  Days in Interest Period (Act/360)   31

              Beginning                  Total Trust    Investor Interest Series  1995-A   Series  1995-B   Series  1996-A
   ---------------------------------   ---------------- ----------------- --------------   --------------   --------------
   Pool Balance (Principal)            3,958,483,900.87
   Finance Charges O/S                   149,079,276.24
   Excess Funding Account                          0.00

   Initial Invested Amount                              3,860,000,000.00  380,000,000.00   380,000,000.00   500,000,000.00
   Invested Amount                                      3,690,000,000.00  380,000,000.00   380,000,000.00   500,000,000.00
   Class A Invested Amount                                                357,200,000.00   357,200,000.00   465,000,000.00
   Class B Invested Amount                                                 22,800,000.00    22,800,000.00    35,000,000.00

   Principal Funding Account                              416,733,333.33  297,666,666.67   119,066,666.67             0.00

   Adjusted Invested Amount                             3,273,266,666.67   82,333,333.33   260,933,333.33   500,000,000.00
   Class A Adjusted Invested Amt                                           59,533,333.33   238,133,333.33   465,000,000.00
   Class B Adjusted Invested Amt                                           22,800,000.00    22,800,000.00    35,000,000.00
   Enhancement Invested Amount                                      0.00            0.00             0.00             0.00

   Principal Allocation Pct                     100.00%           93.22%           9.60%            9.60%           12.63%
   Principal Collections                 446,832,235.76   416,525,869.81   42,894,263.02    42,894,263.02    56,439,819.76

   Floating Allocation Pct                      100.00%           85.70%           3.58%            8.10%           12.63%
   Finance Charge Collections             73,676,301.11    63,138,963.91    2,640,458.19     5,964,606.46     9,306,126.15
   Defaulted Amount                       38,812,214.68    33,261,211.34    1,390,976.86     3,142,117.38     4,902,409.06

   Interchange Collections                10,011,028.00     8,579,230.04      358,781.60       810,462.00     1,264,502.81
   Servicer Interchange                                     3,806,698.26      358,781.60       395,833.33       520,833.33

   Shared Principal Collections                           359,465,460.87            0.00             0.00    61,342,228.82

                Ending                   Total Trust    Investor Interest Series  1995-A   Series  1995-B   Series  1996-A
   ---------------------------------   ------------     ----------------- --------------   --------------   --------------
   Pool Balance (Principal)            3,964,059,975.81
   Finance Charges O/S                   146,168,885.63
   Excess Funding Account                          0.00

   Initial Invested Amount                              3,860,000,000.00  380,000,000.00   380,000,000.00   500,000,000.00
   Invested Amount                                      3,332,800,000.00   22,800,000.00   380,000,000.00   500,000,000.00
   Class A Invested Amount                                                          0.00   357,200,000.00   465,000,000.00
   Class B Invested Amount                                                 22,800,000.00    22,800,000.00    35,000,000.00

   Principal Funding Account                              178,600,000.00            0.00   178,600,000.00             0.00

   Partial Amortization Amount                                      0.00            0.00             0.00             0.00

   Adjusted Invested Amount                             3,154,200,000.00   22,800,000.00   201,400,000.00   500,000,000.00
   Class A Adjusted Invested Amt                                                    0.00   178,600,000.00   465,000,000.00
   Class B Adjusted Invested Amt                                           22,800,000.00    22,800,000.00    35,000,000.00
   Enhancement Invested Amount                                      0.00            0.00             0.00             0.00

   Principal Allocation Pct                     100.00%           93.09%           9.59%            9.59%           12.61%
   Floating Allocation Pct                      100.00%           82.57%           2.08%            6.58%           12.61%

              Beginning                 Series  1997-1   Series  1997-2
   ---------------------------------    --------------   --------------
   Pool Balance (Principal)
   Finance Charges O/S
   Excess Funding Account

   Initial Invested Amount              1,700,000,000.00  900,000,000.00
   Invested Amount                      1,530,000,000.00  900,000,000.00
   Class A Invested Amount              1,530,000,000.00  900,000,000.00
   Class B Invested Amount                          0.00            0.00

   Principal Funding Account                        0.00            0.00

   Adjusted Invested Amount             1,530,000,000.00  900,000,000.00
   Class A Adjusted Invested Amt        1,530,000,000.00  900,000,000.00
   Class B Adjusted Invested Amt                    0.00            0.00
   Enhancement Invested Amount                      0.00            0.00

   Principal Allocation Pct                        38.65%          22.74%
   Principal Collections                  172,705,848.46  101,591,675.56

   Floating Allocation Pct                         38.65%          22.74%
   Finance Charge Collections              28,476,746.03   16,751,027.08
   Defaulted Amount                        15,001,371.72    8,824,336.31

   Interchange Collections                  3,869,378.59    2,276,105.05
   Servicer Interchange                     1,593,750.00      937,500.00

   Shared Principal Collections           187,707,220.18  110,416,011.87



                Ending                   Series  1997-1   Series  1997-2
   ---------------------------------     --------------   --------------
   Pool Balance (Principal)
   Finance Charges O/S
   Excess Funding Account

   Initial Invested Amount              1,700,000,000.00  900,000,000.00
   Invested Amount                      1,530,000,000.00  900,000,000.00
   Class A Invested Amount              1,530,000,000.00  900,000,000.00
   Class B Invested Amount                         0.00             0.00

   Principal Funding Account                       0.00             0.00

   Partial Amortization Amount                     0.00             0.00

   Adjusted Invested Amount             1,530,000,000.00  900,000,000.00
   Class A Adjusted Invested Amt        1,530,000,000.00  900,000,000.00
   Class B Adjusted Invested Amt                   0.00             0.00
   Enhancement Invested Amount                     0.00             0.00

   Principal Allocation Pct                      38.60%           22.70%
   Floating Allocation Pct                       38.60%           22.70%

   *Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. Beginning Floating Allocation Percentages are based on the Adjusted Invested Amounts as of the last day of the Monthly Period preceding the current Monthly Period. Ending Floating Allocation Percentages will be used for next month's allocations.

   BANC ONE CREDIT CARD MASTER TRUST - SERIES ALLOCATION REPORT

   Distribution Date of:               15-Jun-00  For the Monthly Period Ending:   31-May-00  Days in Interest Period (30/360)    30
   Determined as of:                   09-Jun-00  Monthly Period                          67  Days in Interest Period (Act/360)   31


   Minimum Balance Requirement                                         Gross Balances of
   ---------------------------
   Trust Initial Invested Amount               3,860,000,000.00        Accounts Delinquent:                  (%)           ($)
                                                                       --------------------                  ----    --------------
   Trust PFA                                     416,733,333.33            30 - 59 days                      1.75%    71,896,069.42
   Ending Portfolio Principal Balance          3,964,059,975.81            60 - 89 days                      1.12%    46,098,300.64
                                                                           90 days +                         2.34%    96,274,027.29
   Beginning Excess Funding Acct Bal                       0.00            Total 30 days +                   5.21%   214,268,397.35
   Required Excess Funding Account Deposit                 0.00
   Excess Funding Account Withdrawal                       0.00

   Seller's Participation Amt (w/o EFA)          690,793,309.14        Gross Credit Losses                  12.17%    40,133,836.05
   Required Seller's Interest                    198,202,998.79        Net Credit Losses                    11.77%    38,812,214.68
   Required Excess Funding Account Balance                 0.00        Discount Option Receivables                                0
   Seller's Participation Amount                 690,793,309.14        Discount Percentage                                    0.00%
   Seller's Interest Percentage                          17.43%        Finance  Charge  Billed - pool                 53,603,266.31
                                                                       Fees  Billed - pool                            10,443,200.25
   Fraud Losses reassigned to the Seller                   0.00        Interest Earned on Collection Account           2,415,620.63
                                                                       Required Principal Balance                  3,690,000,000.00
                                                                       EFA + Receivables + PFA                     4,380,793,309.14